Exhibit (16)(7)

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA WMC US GROWTH II VP

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2020

The undersigned, revoking previous proxies, hereby appoint(s) [Marijn P. Smit, President of Transamerica Series Trust, and Erin D. Nelson, Secretary of Transamerica Series Trust], or either one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Transamerica WMC US Growth II VP, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held as a virtual meeting on November 16, 2020 at 10:00 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5071. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 16, 2020. The Notice of the Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/transamerica/docs/wmcproxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TRANSAMERICA WMC US GROWTH II VP	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION OF TRANSAMERICA WMC US GROWTH II VP INTO TRANSAMERICA S&P 500 INDEX VP.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

PROPOSAL(S)		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica WMC US Growth II VP by Transamerica S&P 500 Index VP, in exchange for shares of Transamerica S&P 500 Index VP to be distributed to the shareholders of Transamerica WMC US Growth II VP and the assumption of all of the liabilities of Transamerica WMC US Growth II VP by Transamerica S&P 500 Index VP, (ii) the approval of Transamerica S&P 500 Index VP’s fundamental investment policy regarding concentration, and (iii) the subsequent liquidation of Transamerica WMC US Growth II VP; and

2.	Any other business that may properly come before the Special Meeting.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]